Exhibit 10.1

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT
dated as of October 14, 2016
relating to the
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of June 4, 2014,
among
TRANSDIGM INC.,
TRANSDIGM GROUP INCORPORATED,
THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,
THE LENDERS PARTY THERETO
and
CREDIT SUISSE AG,
as Administrative Agent and Collateral Agent
___________
CREDIT SUISSE SECURITIES (USA) LLC
CITIGROUP GLOBAL MARKETS INC.,
MORGAN STANLEY SENIOR FUNDING, INC.,
UBS SECURITIES LLC,
BARCLAYS BANK PLC,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
GOLDMAN SACHS LENDING PARTNERS LLC,
and
HSBC SECURITIES (USA) INC.,
as Joint Lead Arrangers and Joint Bookrunners

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of October 14, 2016 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014, as amended by Amendment No. 1 dated as of June 9, 2016 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).
A.    The Borrower has requested that the Persons set forth on Schedule I hereto (the “Additional Tranche F Term Lenders”) make Incremental Term Loans in the form of additional Tranche F Term Loans in an aggregate principal amount of $1,150,000,000 (the “Additional Tranche F Term Loans”), consisting of (i) $650,000,000 (the “Initial Additional Tranche F Term Loans”) to be made to the Borrower on the Initial Additional Tranche F Term Loan Effective Date (as defined below) and (ii) $500,000,000 (the “Delayed Draw Additional Tranche F Term Loans”) to be made to the Borrower on the Delayed Draw Additional Tranche F Term Loan Effective Date (as defined below).
B.    The Additional Tranche F Term Lenders are willing to make (i) the Initial Additional Tranche F Term Loans to the Borrower on the Initial Additional Tranche F Term Loan Effective Date and (ii) the Delayed Draw Additional Tranche F Term Loans to the Borrower on the Delayed Draw Additional Tranche F Term Loan Effective Date, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Additional Tranche F Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the Additional Tranche F Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the payment of a special dividend or other distribution to equity holders of Holdings (the “2016 Specified Dividend”), (d) the repurchase, redemption, satisfaction or discharge of the 2013 Senior Subordinated Notes (the “Subordinated Notes Refinancing”) and (e) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2.     Incremental Term Loan Commitments. %3.Each Additional Tranche F Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, %5. to make Initial Additional Tranche F Term Loans to the Borrower on the Initial Additional Tranche F Term Loan Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Additional Tranche F Term Lender’s name on Schedule I hereto under the heading “Initial Additional Tranche F Term Loan Commitment” and %5. to make Delayed Draw Additional Tranche F Term Loans to the Borrower on the Delayed Draw Additional Tranche F Term Loan Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Additional Tranche F Term Lender’s name on Schedule I hereto under the heading “Delayed Draw Additional Tranche F Term Loan Commitment”. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.
(b)     Unless the context shall otherwise require, the Additional Tranche F Term Loans shall constitute additional “Tranche F Term Loans” and “Incremental Term Loans” and the Additional Tranche F Term Lenders shall constitute additional “Tranche F Term Lenders”, “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
(c)     The proceeds of the Additional Tranche F Term Loans shall be used solely (i) to finance a portion of the 2016 Specified Dividend, (ii) to finance the Subordinated Notes Refinancing, (iii) to pay the Transaction Costs and (iv) for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, Permitted Acquisitions.
(d)     Unless previously terminated, (i) the commitments of the Additional Tranche F Term Lenders pursuant to clause (i) of the first sentence of Section 2(a) shall terminate upon the making of the Initial Additional Tranche F Term Loans on the Initial Additional Tranche F Term Loan Effective Date and (ii) the commitments of the Additional Tranche F Term Lenders pursuant to clause (ii) of the first sentence of Section 2(a) shall terminate upon the earlier of (x) the making of the Delayed Draw Additional Tranche F Term Loans on the Delayed Draw Additional Tranche F Term Loan Effective Date and (y) October 31, 2016.
SECTION 3.     Conditions Precedent to Effectiveness. %3.The effectiveness of this Agreement and the obligations of the Additional Tranche F Term Lenders to make Initial Additional Tranche F Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Initial Additional Tranche F Term Loan Effective Date”):
(i)    the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent and (iii) the Additional Tranche F Term Lenders;

(ii)    at the time of and immediately after giving effect to the making of the Initial Additional Tranche F Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Initial Additional Tranche F Term Loan Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “Additional Tranche F Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be deemed to be “(assuming for purposes hereof that the 2016 Specified Dividend is made on the Additional Tranche F Term Loan Effective Date)”;
(iii)    the Consolidated Net Leverage Ratio and the Consolidated Secured Net Debt Ratio, in each case determined as of the Initial Additional Tranche F Term Loan Effective Date after giving effect to the Additional Tranche F Transactions, including the making of the Additional Tranche F Term Loans and the application of the proceeds thereof, shall be no greater than 7.25 to 1.00 and 4.25 to 1.00, respectively;
(iv)    the Agent shall have received a certificate dated as of the Initial Additional Tranche F Term Loan Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (b) and (c) above;
(v)    the Agent shall have received a notice of borrowing with respect to the Initial Additional Tranche F Term Loans in accordance with Section 2.03 and Section 2.24(a) of the Credit Agreement;
(vi)    the Agent shall have received a solvency certificate in form and substance reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Additional Tranche F Transactions, are solvent (within the meaning of Section 3.13 of the Credit Agreement, as modified in the same manner as set forth in clause (b) above);
(vii)    the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Second Restatement Date;
(viii)    the Agent shall have received, at least three Business Days prior to the Initial Additional Tranche F Term Loan Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any Additional Tranche F Term Lender at least five Business Days prior to the Initial Additional Tranche F Term Loan Effective Date; and

(ix)    the Agent shall have received (x) payment of all fees set forth in Section 4(a) hereof and (y) payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Additional Tranche F Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Initial Additional Tranche F Term Loan Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Initial Additional Tranche F Term Loan Effective Date.
The Agent shall notify the Borrower and the Lenders of the Initial Additional Tranche F Term Loan Effective Date, and such notice shall be conclusive and binding.
(b) The obligations of the Additional Tranche F Term Lenders to make the Delayed Draw Additional Tranche F Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Delayed Draw Additional Tranche F Term Loan Effective Date”):
(i)    the Initial Additional Tranche F Term Loan Effective Date shall have occurred;
(ii)    at the time of and immediately after giving effect to the making of the Delayed Draw Additional Tranche F Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Delayed Draw Additional Tranche F Term Loan Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “Additional Tranche F Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be deemed to be “(assuming for purposes hereof that the 2016 Specified Dividend is made and the Subordinated Notes Refinancing is consummated on the Delayed Draw Additional Tranche F Term Loan Effective Date)”;
(iii)    the Consolidated Net Leverage Ratio and the Consolidated Secured Net Debt Ratio, in each case determined as of the Delayed Draw Additional Tranche F Term Loan Effective Date after giving effect to the Additional Tranche F Transactions, including the making of the Additional Tranche F Term Loans and the application of the proceeds thereof, shall be no greater than 7.25 to 1.00 and 4.25 to 1.00, respectively;
(iv)    the Agent shall have received a certificate dated as of the Delayed Draw Additional Tranche F Term Loan Effective Date and executed by a

Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (b) and (c) above;
(v)    the Agent shall have received a notice of borrowing with respect to the Delayed Draw Additional Tranche F Term Loans in accordance with Section 2.03 and Section 2.24(a) of the Credit Agreement; and
(vi)    the Agent shall have received (x) payment of all fees set forth in Section 4(b) hereof and (y) payment all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Additional Tranche F Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Delayed Draw Additional Tranche F Term Loan Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Delayed Draw Additional Tranche F Term Loan Effective Date.
SECTION 4.     Fees. (a) On the Initial Additional Tranche F Term Loan Effective Date, the Borrower shall pay to the Agent, for the account of each Additional Tranche F Term Lender, a fee (the “Initial Additional Tranche F Upfront Fees”) in an amount equal to 0.50% of the aggregate principal amount of the Initial Additional Tranche F Term Loans of such Additional Tranche F Term Lender on the Initial Additional Tranche F Term Loan Effective Date (which fee may be payable in the form of original issue discount). The Initial Additional Tranche F Upfront Fees shall be payable on the Initial Additional Tranche F Term Loan Effective Date in immediately available funds and, once paid, shall not be refundable under any circumstances.
(b) On the Delayed Draw Additional Tranche F Term Loan Effective Date, the Borrower shall pay to the Agent, for the account of each Additional Tranche F Term Lender, a fee (the “Delayed Draw Additional Tranche F Upfront Fees”) in an amount equal to 0.50% of the aggregate principal amount of the Delayed Draw Additional Tranche F Term Loans of such Additional Tranche F Term Lender on the Delayed Draw Additional Tranche F Term Loan Effective Date (which fee may be payable in the form of original issue discount). The Delayed Draw Additional Tranche F Upfront Fees shall be payable on the Delayed Draw Additional Tranche F Term Loan Effective Date in immediately available funds and, once paid, shall not be refundable under any circumstances.
SECTION 5.     Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the Additional Tranche F Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Initial Additional Tranche F Term Loan Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Additional Tranche F Term Loan Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “Initial Additional Tranche F Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be deemed to be “(assuming for purposes hereof that the 2016 Specified Dividend is made on the Initial Additional Tranche F Term Loan Effective Date)” and (c) as of the Initial Additional Tranche F Term Loan Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the Additional Tranche F Term Loans and the use of the proceeds thereof.
SECTION 6.     Term Loan Borrowings. The Borrower and each Additional Tranche F Term Lender hereby agree pursuant to Section 2.24(d) of the Credit Agreement that the Additional Tranche F Term Loans made hereunder will be allocated ratably to each outstanding Borrowing of Tranche F Term Loans that are LIBO Rate Term Loans and ABR Term Loans under the Credit Agreement for purposes of determining the initial Applicable Rate thereon and Interest Period therefor.
SECTION 7.     Other Agreements. (a) The Borrower hereby agrees that effective as of the Initial Additional Tranche F Term Loan Effective Date, the Tranche F Term Loans (including the Initial Additional Tranche F Term Loans) shall amortize as set forth on Schedule II(a) hereto, and the amount of each payment of principal in respect of the Tranche F Term Loans pursuant to Section 2.08(a)(iv) of the Credit Agreement shall, in lieu of the applicable amount set forth therein, be in the applicable amount set forth on Schedule II(a) hereto (as adjusted from time to time in accordance with the terms of Section 2.08(a)(iv) of the Credit Agreement).
(b)     The Borrower hereby agrees that effective as of the Delayed Draw Additional Tranche F Term Loan Effective Date, the Tranche F Term Loans (including the Additional Tranche F Term Loans) shall amortize as set forth on Schedule II(b) hereto, and the amount of each payment of principal in respect of the Tranche F Term Loans pursuant to Section 2.08(a)(iv) of the Credit Agreement and Section 6(a) hereof shall, in lieu of the applicable amount set forth therein, be in the applicable amount set forth on Schedule II(b) hereto (as adjusted from time to time in accordance with the terms of Section 2.08(a)(iv) of the Credit Agreement and, in the event only a portion of the Delayed Draw Additional Tranche F Term Loans are borrowed, with each such payment ratably reduced by the aggregate amount of the Delayed Draw Additional Tranche F Term Loans commitments that expire or are terminated undrawn).

SECTION 8.     Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule III hereto.
SECTION 9.     Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Initial Additional Tranche F Term Loan Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and an “Incremental Term Loan Assumption Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 10. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Additional Tranche F Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Initial Additional Tranche F Term Loan Effective Date and on and as of the Delayed Draw Additional Tranche F Term Loan Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.
SECTION 11. Joint Lead Arrangers and Bookrunners. The joint lead arrangers and bookrunners listed on the cover page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

SECTION 12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
SECTION 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.
SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.
ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC.
BETA TRANSFORMER TECHNOLOGY CORPORATION
BETA TRANSFORMER TECHNOLOGY LLC
BREEZE EASTERN LLC
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC
DATA DEVICE CORPORATION
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
HARCO LLC
HARTWELL CORPORATION
ILC HOLDINGS, INC.
ILC INDUSTRIES, LLC
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE INVESTMENTS, INC.
MCKECHNIE AEROSPACE US LLC
PEXCO AEROSPACE, INC.
PNEUDRAULICS, INC.
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.
SKURKA AEROSPACE INC.
TELAIR INTERNATIONAL LLC
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC

By:/s/ Sean P. Maroney__________
Name:     Sean P. Maroney
Title:     Treasurer

[Signature Page to Incremental Term Loan Assumption Agreement]

TRANSDIGM GROUP INCORPORATED

By: /s/ Terrance M. Paradie__________
Name:     Terrance M. Paradie
Title:     Executive Vice President,
Chief Financial Officer and Treasurer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By: /s/ Sean P. Maroney__________
Name:     Sean P. Maroney
Title:     Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By: /s/ Sean P. Maroney__________
Name:     Sean P. Maroney
Title:     Chairman of the Board and President

[Signature Page to Incremental Term Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Additional Tranche F Term Lender and as Agent

by
/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by
/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Incremental Term Loan Assumption Agreement]

SCHEDULE I

Additional Tranche F Term Loans

Additional Tranche F Term Lender	Initial Additional Tranche F Term Loan Commitment	Delayed Draw Additional Tranche F Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$650,000,000	$500,000,000
TOTAL	$650,000,000	$500,000,000

SCHEDULE II(a)

Tranche F Term Loan Amortization

DATE	SCHEDULED TRANCHE F TERM LOAN REPAYMENTS
December 31, 2016	$5,979,826.71
March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022	$5,979,826.71 $5,979,826.71 $5,979,826.71 $5,979,826.71
March 31, 2023	$5,979,826.71
Tranche F Maturity Date	Remainder

SCHEDULE II(b)

Tranche F Term Loan Amortization

DATE	SCHEDULED TRANCHE F TERM LOAN REPAYMENTS
December 31, 2016	$7,232,959.54
March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022	$7,232,959.54 $7,232,959.54 $7,232,959.54 $7,232,959.54
March 31, 2023	$7,232,959.54
Tranche F Maturity Date	Remainder

SCHEDULE III

Post Initial Additional Tranche F Term Loan Effective Date Obligations
Within 90 days after the Initial Additional Tranche F Term Loan Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” endorsement to the existing Title Insurance Policy, which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	5000 Triggs Street, Los Angeles, CA 90022

b.	900 South Richfield Road, Placentia, CA 92870

c.	9810 6th Street, Rancho Cucamonga, CA 91730

d.	450 Goolsby Blvd., Deerfield, FL 33442

e.	320 S. Church Street, Addison, IL 60101-3750

f.	2600 South Custer Ave., Wichita, KS 67217

g.	1414 Randolph Avenue, Avenel, NJ 07001

h.	313 Gillett Street, Painesville, OH 44077

i.	4223 Monticello Blvd., South Euclid, OH 44121

j.	1230 Old Norris Road, Liberty, SC 29657

k.	8301 Imperial Drive, Waco, TX 76712

l.	1043 North 47th Ave., Phoenix, AZ 85043-1817

m.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109

n.	8575 Helms Avenue, Rancho Cucamonga, CA 91730

o.	2405 S. 3rd Ave., Union Gap, WA 98903

p.	40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716